Exhibit 99.1

Griffin Realty Trust Changes Name to Peakstone Realty Trust
Ahead of Planned NYSE Listing

– Initiates One-For-Nine Reverse Share Split Effective Today –

El Segundo, Calif. – March 10, 2023 – In anticipation of its intended listing on the New York Stock Exchange, Griffin Realty Trust today announced it has changed its name to Peakstone Realty Trust (the “Company”), effective today. In addition, the Company is implementing a 1-for-9 reverse share split with respect to each class of its common shares, which will also be effective today. In the coming weeks, the Company will provide additional details on the intended listing by uploading additional information to the Company’s website at www.pkst.com and via public filings with the SEC.

Michael Escalante, Peakstone Realty Trust’s President and Chief Executive Officer, commented, “We are excited to move forward with our intended listing of the Company’s common shares on the New York Stock Exchange. We continue to believe this approach represents the best available path forward to accomplish our long-term goals of providing liquidity to shareholders and the opportunity to maximize value over time. The corporate name change and reverse share split are two of the many steps we are taking to best position the Company for a successful listing.”

Reverse Share Split

In the reverse share split, every nine shares of each class of the Company’s issued and outstanding common shares have been converted into one common share. The reverse share split does not impact any shareholders’ ownership percentage or voting power in the Company.

Update on Transition to Computershare as Transfer Agent

As previously announced, the Company transitioned to Computershare as transfer agent to the Company and its shareholders, effective March 8, 2023. For shareholders interested in signing up for online account access via Computershare’s Investor Center, please visit www.computershare.com/pkst and enter your information to complete the registration process. Please note that the reverse share split will be reflected in share counts on or around March 14, 2023. In addition, the Company reminds shareholders that they should expect to receive a welcome letter from Computershare during the week starting March 20, 2023, which will include each shareholder’s account number along with other relevant information.

About Peakstone Realty Trust

Peakstone Realty Trust is an internally managed, publicly registered real estate investment trust (REIT) that owns and operates predominately single-tenant industrial and office properties with creditworthy tenants and long-term leases. As of March 10, 2023, Peakstone’s portfolio consists of high quality, newer vintage, and well-located real estate assets totaling 19 million square feet across 24 states in primarily high growth coastal and sunbelt markets. The properties generate inflation-protected cash flow through rent escalators and net lease agreements.

Additional information is available at www.pkst.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic and work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all prior to any listing; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this press release. All forward-looking statements are made as of the date of this press release, and the risk that actual results will differ materially from the expectations expressed in this press release may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this press release, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this press release will be achieved.

Investor Contact
ir@pkst.com

Financial Advisors Contact
advisorservices@pkst.com

Media Contact
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Jack Kelleher / Kara Sperry
212.355.4449